Exhibit 32.2

AEROSONIC CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aerosonic Corporation (the “Company”) for the period ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary E. Colbert, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

May 1, 2007

/s/ Gary E. Colbert
Gary E. Colbert
Executive Vice President
Chief Financial Officer